PCS COMMODITY STRATEGY FUND (the “Fund”)

Class A Shares (Symbol: PCYAX)

Class C Shares (Symbol: PCYCX)

Class I Shares (Symbol: PCYIX)

Supplement dated December 23, 2015 to the Prospectus and Statement of Additional Information dated December 3, 2014, as amended December 19, 2014

At a meeting held on December 16, 2015, Price Asset Management, Inc. (“PAM Inc.” or the “Adviser”), the investment adviser to the PCS Commodity Strategy Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”), advised the Board of Trustees (the “Board”) of the Trust that PAM Inc. had entered into an agreement pursuant to which it would be primarily acquired, directly, or through controlled entities, by three of the Fund’s portfolio managers, John Reese, David Schink, and Alan Konn (the “Transaction”). Immediately prior to closing of the Transaction, PAM Inc. will convert from an Illinois corporation to a Delaware limited liability company (“LLC”). The resulting entity will be Price Asset Management, LLC (“PAM LLC”).

The Transaction is expected to close on December 24, 2015. Because consummation of the Transaction will constitute a change in control of PAM Inc., under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction will result in the assignment and automatic termination of the Fund’s current investment advisory agreement with the Adviser dated April 24, 2014 (the “Current Agreement”).

In anticipation of the change in control of PAM Inc., and to provide for continuity of management, on December 16, 2015, the Board approved, at an in person meeting, both an Interim Investment Advisory Agreement, effective as of the closing of the Transaction (the “Interim Agreement”) between the Trust, on behalf of the Fund, and PAM LLC, and a New Advisory Agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and PAM LLC. Shareholders of the Fund will be asked to approve the New Agreement at a special meeting of shareholders. The Interim Agreement will remain in effect for no more than 150 days from the closing of the Transaction (expected to be December 24, 2015) or until Fund shareholders approve the New Agreement, whichever is earlier.

The New Agreement is substantially identical to the Current Agreement (with the exception of different effective dates and termination dates), and the Interim Agreement is substantially identical to the Current Agreement (with the exception of different effective dates, termination dates and escrow provisions relating to the adviser’s advisory fees). Pursuant to the Interim Agreement, PAM LLC will earn the advisory fees but will not receive such fees, which will be held in escrow, until the New Agreement is approved by the Fund’s shareholders. Neither the New Agreement nor the Interim Agreement will result in changes in the day-to-day management of the Fund by the Adviser, its investment objective, fees or services provided.

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI for the Fund and should be read in conjunction with such Prospectus and SAI.

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A discussion regarding the basis for the Board’s approval of the New Agreement and the Interim Agreement will be available in the Fund’s annual report to shareholders for the next annual or semiannual reporting period ending after the dates of such approval.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 3, 2014, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-828-3242.

PLEASE RETAIN FOR FUTURE REFERENCE